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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated May 13, 1997 included in Egghead.com, Inc.'s Annual Report on Forms 10-K and 10-K/A for the year ended March 29, 1997, and to all references to our firm included in this Registration Statement.

                              /s/ ARTHUR ANDERSEN LLP

Seattle, Washington
June 4, 1998